UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2025

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number			State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc.			Delaware	81-3881866
8360 S. Durango Dr.
	Las Vegas,	Nevada	89113
		(702)	876-7237

001-7850	Southwest Gas Corporation			California	88-0085720
8360 S. Durango Dr.
	Las Vegas,	Nevada	89113
		(702)	876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc.:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Southwest Gas Corporation:
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Southwest Gas Holdings, Inc. and Southwest Gas Corporation (the "Companies") on March 13, 2025, Ms. Lori L. Colvin, Vice President/Controller/Chief Accounting Officer for the Companies, informed the Companies of her intention to retire effective June 1, 2025. Due to her retirement, on May 29, 2025, the board of directors of each of the Companies appointed Mr. Robert J. Stefani, 51, Senior Vice President/Chief Financial Officer for the Companies, to also serve as Controller for the Companies, effective June 1, 2025. In his capacity as Controller, Mr. Stefani will be assuming the role of principal accounting officer for the Companies. Mr. Stefani's appointment as the Controller will automatically terminate upon the appointment of a permanent Controller, and the Companies continue the nationwide executive search for a new Controller.

Mr. Stefani's biographical information is set forth in the Definitive Proxy Statement for the 2025 Annual Meeting of Stockholders of Southwest Gas Holdings, Inc., as filed with the U.S. Securities and Exchange Commission on March 17, 2025, and such information is incorporated herein by reference. No family relationships exist between Mr. Stefani and any of the Companies' directors or other executive officers. There are no arrangements between Mr. Stefani and any other person pursuant to which Mr. Stefani was selected as an officer, nor are there any transactions to which the Companies are or were a participant and in which Mr. Stefani has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Stefani will not receive any adjustment to his salary or any additional compensation in connection with his appointment as the Controller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

June 3, 2025	/s/ CATHERINE M. MAZZEO
Catherine M. Mazzeo
Senior Vice President/Chief Legal, Safety and Compliance Officer and Corporate Secretary

SOUTHWEST GAS CORPORATION

June 3, 2025	/s/ CATHERINE M. MAZZEO
Catherine M. Mazzeo
Senior Vice President/Chief Legal, Safety and Compliance Officer and Corporate Secretary